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                                                                   Exhibit 10.33

                     FOURTH AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

     This Fourth Amendment to Credit Agreement is made as of the 24th day of April, 1998 by and among PRIME GROUP REALTY, L.P., a Delaware limited partnership (the "Borrower"), PRIME GROUP REALTY TRUST, a Maryland trust (the "Company") and BANKBOSTON, N.A., a national banking association ("BankBoston"), PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation ("Prudential"), the other lending institutions which are from time to time listed on Schedule 1, (collectively, with BankBoston and Prudential, the "Lenders") and BANKBOSTON, N.A., as agent for itself and such other lending institutions (the "Agent").

     WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of November 17, 1997 as amended by First Amendment to Credit Agreement dated as of December 15, 1997 and by Second Amendment to Credit Agreement dated as of March 16, 1998 and as amended and restated by Third Amendment to Credit Agreement dated as of March 30, 1998 (the "Existing Agreement"); and

     WHEREAS, the parties have agreed to amend the Existing Agreement to further modify the definitions of Collateral Value and Commitment Decrease Date.

     NOW, THEREFORE, the parties hereby agree that effective upon the date hereof the Existing Agreement is amended as follows:

     1. Definitions: (S)1.1 of the Existing Agreement is amended to provide that the following terms shall have the following meanings and, to the extent that any of the following terms are already defined in the Existing Agreement, such definitions shall be deemed to be amended and restated by the following definitions:

     Collateral Value. With respect to each Mortgaged Property an amount equal to the lesser of its Appraised Value or its Borrowing Base Value, provided that the Collateral Value of an Assigned Mortgaged Property shall be an amount equal to the least of: (i) its Appraised Value, (ii) its Borrowing Base Value, (iii) the Borrower's net acquisition cost for the Assigned Note and related documents or (iv) the outstanding principal amount of the applicable Assigned Note and provided that effective on May 15, 1998 the Collateral Value of the Continental Towers Property shall become zero.

     Commitment Decrease Date. The earlier of (i) the date that the Continental Towers Property is released as an Assigned Mortgaged Property or (ii) May 15, 1998.

     2. Amendment Fee. As consideration for this Amendment the Borrower shall pay to the Agent, upon execution hereof, an Amendment Fee of $100,000.00. The Agent shall promptly distribute such Amendment Fee among the Lenders in proportion to their respective Commitment Percentages applicable prior to the Commitment Decrease Date.
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     3.   Representations and Warranties. The Borrower and the Company represent and warrant that each of the representations and warranties contained in (S)6 is true, correct and complete in all material respects as of the date hereof to the same extent as though made on such date and that no Default or Event of Default has occurred and is continuing on the date hereof.

     4. Effectiveness of Loan Documents. The Borrower hereby confirms that each of the Security Documents shall continue to secure the payment and performance of all of the Obligations under the Existing Agreement as amended hereby and the Borrower's obligations under the Security Documents shall continue to be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Every reference contained in the Loan Documents to the Credit Agreement shall mean and be a reference to the Existing Agreement as amended hereby and as the Credit Agreement may be further amended. Except as specifically amended by this Amendment, the Existing Agreement and each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     5. Miscellaneous. This Amendment shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Existing Agreement including, without limitation, all definitions set forth in
(S)1.1, the rules of interpretation set forth in (S)1.2, the provisions relating to governing law set forth in (S)20, the provisions relating to counterparts in
(S)22 and the provision relating to severability in (S)26.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

WITNESS:                              BANKBOSTON, N.A.

       [illegible]                        /s/ Lori Y. Litow
____________________________          By:_____________________________________
                                              Lori Y. Litow
                                         _____________________________________
                                              Vice President
                                         Its:_________________________________


                                      PRUDENTIAL SECURITIES CREDIT CORPORATION

     Fred Robistelli                      /s/ Jeff K. French
____________________________          By:_____________________________________
                                              Jeff K. French
                                         _____________________________________
                                              Vice President
                                         Its:_________________________________


                                      SOCIETE GENERALE

       [illegible]                        /s/ M. Scott Gosslee
____________________________          By:_____________________________________
                                              M. Scott Gosslee
                                         _____________________________________
                                         Its:_________________________________
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                                     COMMERZBANK AG
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

----------------------------



                                     By: /S/ E. Marcus Perry            /S/ James I. Henry
----------------------------             ------------------------       -----------------------
                                             E. Marcus Perry             James I. Henry
                                         Its: Assistant Treasurer       Senior Vice President




                                     BANQUE NATIONALE DE PARIS

/S/ Debby Karen                      By: /S/ William J. Krummen
----------------------------             ------------------------------------
                                             William J. Krummen
                                         Its: Vice President and Manager


                                     PRIME GROUP REALTY TRUST

/S/ Patrick L. McGaughy              By: /S/ William M. Karnes
----------------------------             ------------------------------------
                                             William M. Karnes
                                         Its: Executive Vice President and
                                              Chief Financial Officer


                                     PRIME GROUP REALTY, L.P.
                                     By: PRIME GROUP REALTY TRUST,
                                         its managing general partner

/S/ Patrick L. McGaughy              By: /S/ William M. Karnes
----------------------------             ------------------------------------
                                             William M. Karnes
                                         Its: Executive Vice President and
                                              Chief Financial Officer

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